SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) July 26, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 7
Index to Exhibit is on Page 2.

ITEM 5.  Other Events.

On July 26, 2001, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.

Item 99.  Press release dated July 26, 2001.


                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: July 26, 2001              By:                       /S/
                                          Babette E. Heimbuch
                                          President and Chief Executive Officer

Contact: Douglas Goddard, Executive Vice President
       (310) 319-6014



          FIRSTFED REPORTS RESULTS FOR THE SECOND QUARTER OF 2001


      Santa Monica, California, July 26, 2001 --FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $12.6 million or 71 cents per share of common stock for the second quarter of 2001, compared to $12.4 million or 70 cents per share of common stock for the first quarter of 2001 and $9.4 million or 54 cents per share for the second quarter of 2000. Net earnings for the first six months of 2001 were $25.0 million or $1.42 per share, compared to $18.2 million or $1.03 per share for the first six months of 2000. All per-share earnings are presented on a diluted basis.

      Net earnings improved during the second quarter and the first six months of 2001 due to increased net interest income resulting from growth in average interest-earning assets and higher interest rate spreads.

      Average interest-earning assets for the second quarter of 2001 increased 3% over the first quarter of 2001 and 11% over the second quarter of last year. For the first six months of 2001, average interest-earning assets increased 13% over the prior year level. Asset growth was the result of record levels of loan originations, which offset the large volume of loan payoffs during the second quarter and first six months of 2001.

      The interest rate spread improved to 2.72% during the second quarter of 2001 from 2.28% during the second quarter of last year. The Bank's cost of funds decreased by 17 basis points compared to the second quarter of last year, while the yield on the loan portfolio increased by 32 basis points compared to the same period. In a decreasing rate environment, the Bank's cost of funds is impacted before the yield earned on its loan portfolio, due to a three-month time lag before changes in the Federal Home Loan Bank Cost of Funds Index ("Index") can be implemented with respect to the Bank's loans. For the first six months of 2001, the interest rate spread improved to 2.66% compared to 2.35% for the same period last year.

      The Company's general valuation allowance was $70.9 million or 1.65% of loans and real estate owned as of June 30, 2001, compared to $71.2 million or 1.81% as of December 31, 2000 and $71.9 million or 1.93% at June 30, 2000. Non-performing assets were 0.22% of total assets as of June 30, 2001 compared to 0.19% as of December 31, 2000 and 0.27% of total assets as of June 30, 2000.

      The Company did not record a provision for loan losses during the first six months of 2001. Net loan charge-offs of $160 thousand and $225 thousand were recorded for the second quarter and first six months of 2001, respectively. For the comparable period of last year, the Company recorded net loan loss recoveries of $219 thousand and $786 thousand for the second quarter and first six months, respectively.

      The loan portfolio (including mortgage-backed securities) increased by $68.1 million during the second quarter of 2001. The increase is attributable to loan originations of $452.5 million offset by principal amortization and loan payoffs. The loan portfolio (including mortgage-backed securities) increased by $218.3 million during the first six months of 2001. The increase is attributable to loan originations and purchases of $814.7 million offset by principal amortization and loan payoffs.

      At June 30, 2001, First Federal Bank met the capital requirements necessary to be deemed "well-capitalized" for regulatory capital purposes. It has 25 full-service retail banking offices and 3 retail loan offices.

                        KEY FINANCIAL RESULTS FOLLOW


                                         FIRSTFED FINANCIAL CORP.
                                              AND SUBSIDIARY
                                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                  (Dollars in thousands, except per share data)
                                                (Unaudited)


                                                             June 30,          December 31,
ASSETS                                                        2001                  2000

Cash and cash equivalents                                   $  69,851            $  77,677
Investment securities, available-for-sale (at  fair value)    130,019              136,537
Mortgage-backed securities, available-for-sale
  (at fair value)                                             338,269              374,405
Loans receivable, held-for-sale (fair value of
  $6,766 and $2,324)                                            6,766                2,246
Loans receivable, net                                       3,876,950            3,627,038
Accrued interest and dividends receivable                      27,162               28,488
Real estate                                                     2,002                2,189
Office properties and equipment, net                            9,932               10,651
Investment in Federal Home Loan Bank
 (FHLB) stock, at cost                                         87,615               80,885
Other assets                                                   23,418               25,126
                                                           $4,571,984           $4,365,242



LIABILITIES

Deposits                                                   $2,275,544           $2,165,047
FHLB advances                                               1,674,000            1,579,000
Securities sold under agreements to repurchase                264,640              294,110
Accrued expenses and other liabilities                         61,422               59,643
                                                            4,275,606            4,097,800

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
 authorized 100,000,000 shares; issued 23,335,788
 and 23,299,707 shares, outstanding
 17,268,298 and 17,232,217 shares                                 233                  233
Additional paid-in capital                                     33,207               32,540
Retained earnings - substantially restricted                  338,376              313,411
Unreleased shares to employee stock ownership plan               (421)                (841)
Treasury stock, at cost, 6,067,490 shares                     (75,743)             (75,743)
Accumulated other comprehensive gain (loss),
 net of taxes                                                     726               (2,158)
                                                              296,378              267,442
                                                           $4,571,984           $4,365,242



                                                         FIRSTFED FINANCIAL CORP.
                                                            AND SUBSIDIARY
                                   CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                                             (Dollars in thousands, except per share data)
                                                              (Unaudited)


                                              Three  Months  Ended       Six  Months Ended
                                                      June 30,                 June 30,
                                                  2001       2000          2001       2000
Interest income:
  Interest on loans                            $ 77,891     $ 66,487     $ 155,871     $ 127,613
  Interest on mortgage-backed securities          5,542        6,096        11,501        12,238
  Interest and dividends on investments           4,010        3,872         8,088         7,706
     Total interest income                       87,443       76,455       175,460       147,557
Interest expense:
  Interest on deposits                           25,185       24,508        51,801        47,638
  Interest on borrowings                         28,696       25,780        57,945        47,772
     Total interest expense                      53,881       50,288       109,746        95,410

Net interest income                              33,562       26,167        65,714        52,147
Provision for loan losses                             -            -             -             -
Net interest income
  after provision for losses                     33,562       26,167        65,714        52,147

Other income:
  Loan and other fees                               624          794         1,475         1,532
  Gain on sale of  loans                            108           38           210             3
  Real estate operations, net                      (268)         476          (226)          438
  Other operating income                          1,177        1,110         2,189         2,170
     Total other income                           1,641        2,418         3,648         4,143

Non-interest expense
  Compensation                                    7,435        6,809        14,730        13,439
  Occupancy                                       2,098        2,021         3,979         3,977
  Goodwill amortization                             372          399           744           425
  Other expenses                                  3,290        3,341         6,275         6,974
     Total non-interest expense                  13,195       12,570        25,728        24,815

Earnings before income taxes                     22,008       16,015        43,634        31,475
Income tax provision                              9,416        6,664        18,669        13,289
Net earnings                                   $ 12,592     $  9,351       $24,965      $ 18,186

Other comprehensive gain (loss),
 net of taxes                                      (187)         (42)        2,884        (2,553)
Comprehensive earnings                         $ 12,405     $  9,309      $ 27,849      $ 15,633

Earnings per share:
  Basic                                        $   0.73     $   0.54      $   1.45      $   1.04
  Diluted                                      $   0.71     $   0.54      $   1.42      $   1.03

Weighted average shares outstanding:
  Basic                                      17,218,464   17,225,285    17,200,593    17,522,641
  Diluted                                    17,650,751   17,330,584    17,638,569    17,629,206


                KEY FINANCIAL RESULTS ARE HIGHLIGHTED BELOW



                                                   Quarter Ended June 30,
                                                2001                    2000
                                  (Dollars in thousands, except per share data)
    End of period:
        Total assets                         $ 4,571,984            $ 4,182,932
        Cash and securities                  $   199,870            $   203,295
        Mortgage-backed securities           $   338,269            $   391,214
        Loans                                $ 3,883,716            $ 3,459,391
        Goodwill                             $     8,559            $    10,843
        Deposits                             $ 2,275,544            $ 2,141,868
        Borrowings                           $ 1,938,640            $ 1,781,610
        Stockholders' equity                 $   296,378            $   236,581
        Book value per share                 $     17.16            $     13.75
        Tangible book value per share        $     16.67            $     13.12
        Stock price (period-end)             $     29.80            $     14.13
        Total loan servicing portfolio       $ 4,432,287            $ 4,279,167
        Loans serviced for others            $   284,169            $   346,594
        % of Adjustable mortgages                  81.87%                 92.80%

    Other data:
        Employees (full-time equivalent)             473                    466
        Branches                                      25                     26
        Loan Offices                                   3                      4

                                                    Quarter Ended June 30,
                                                 2001                  2000
                                                    (Dollars in thousands)

Asset quality:
        Real estate (foreclosed)               $   1,971              $   2,120
        Non-accrual loans                      $   8,007              $   8,976
        Non-performing assets                  $   9,978              $  11,096
        Non-performing assets to total assets       0.22%                  0.27%
        General valuation allowance (GVA)      $  70,877              $  71,895
        GVA to assets with loss exposure *          1.65%                  1.93%
        Loans sold with recourse               $ 137,713              $ 157,613
        GVA for loans sold with recourse       $  12,824              $  12,824
        GVA to loans sold with recourse             9.31%                  8.14%
        Modified loans (not impaired)          $     798              $     917
        Impaired loans, net                    $   7,380              $  10,000
        Allowance for impaired loans           $   1,850              $   1,792

Capital ratios:
        Tangible capital ratio                      6.14%                  5.51%
        Core capital ratio                          6.14                   5.51
        Risk-based capital ratio                   12.28                  10.94
        Net worth to assets ratio                   6.48                   5.66


*     Primarily the Bank's loans receivable





                                         Three Months Ended              Six Months Ended
                                                June 30,                     June 30,
                                           2001         2000             2001        2000

Selected ratios:
   Expense ratios:
       Efficiency ratio                     37.60%      44.03%          37.20%      44.09%
       Expense-to-average-assets ratio       1.16        1.22            1.15        1.23
   Return on average assets                  1.11        0.91            1.11        0.90
   Return on average equity                 17.37       16.06           17.68       15.66


Yields earned and rates paid:
   Average yield on loans and
      mortgage-backed securities             7.96%       7.64%           8.09%       7.61%
   Average yield on investment portfolio **  5.30        5.89            5.56        6.04
   Average yield on all interest-
      earning assets **                      7.84        7.57            7.97        7.54
   Average rate paid on deposits             4.43        4.59            4.64        4.54
   Average rate paid on borrowings           5.93        6.20            6.11        6.05
   Average rate paid on all interest-
       bearing liabilities                   5.12        5.29            5.31        5.19
   Interest rate spread                      2.72        2.28            2.66        2.35
   Effective net spread                      2.92        2.44            2.87        2.53


                                                    Three Months Ended             Six Months Ended
                                                         June 30,                        June 30,
                                                    2001           2000            2001           2000
                                                                 (Dollars in thousands)
Averages:
         Average loans
              and mortgage-backed securities     $4,184,565     $3,786,079     $4,131,442     $3,657,015
         Average investments  ***                   200,924        157,131        199,566        170,311
         Average interest-earning assets  ***     4,385,489      3,943,210      4,331,008      3,827,326
         Average deposits                         2,279,483      2,146,295      2,251,907      2,109,439
         Average borrowings                       1,935,997      1,670,431      1,907,509      1,585,304
         Average interest-bearing liabilities     4,215,480      3,816,726      4,159,416      3,694,743
         Excess of interest-earning assets over
              interest-bearing liabilities       $  170,009     $  126,484     $  171,592     $  132,583


Loan originations and purchases                  $  452,522     $  286,888     $  814,735     $  626,086


**  Excludes FHLB stock dividends and other miscellaneous items.
*** Excludes FHLB stock